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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             April 15, 2003


                             UNITED NATIONAL BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New Jersey                           000-16931                          22-2894827
 --------------------------------     -------------------------------     -----------------------------
 (State or other jurisdiction of         (Commission File Number)          (IRS Employer Identification
          incorporation)                                                              Number)


             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (908) 429-2200


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 15, 2003, United National Bancorp (the "Corporation") amended its bylaws. Attached hereto as Exhibits 3(ii) and 3(ii)(a) respectively are copies of the bylaws for the Corporation, amended on April 15, 2003 and a marked version showing the amendments.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              Exhibit No.   Title
              -----------   -----
              3(ii)         United National Bancorp bylaws as currently
                            in effect.

              3(ii)(a) United National Bancorp bylaws, marked to show the amendments made on April 15, 2003.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UNITED NATIONAL BANCORP


Date: April 18, 2003                     By: /s/  ALFRED J. SOLES
                                            --------------------------
                                            Alfred J. Soles,
                                            Vice President & Treasurer




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                                  EXHIBIT INDEX

Exhibit No.     Title
-----------     -----
3(ii)           Amended and Restated United National Bancorp bylaws as currently in effect.

3(ii)(a) United National Bancorp bylaws, marked to show the amendments made on April 15, 2003.










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                           STATEMENT OF DIFFERENCES

In Exhibit 3(ii)(a), text enclosed within the characters {{ }} indicates text that has been added.

In Exhibit 3(ii)(a), text enclosed within the characters [[ ]] indicates text that has been deleted.